UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 7, 2013

TeleCommunication Systems, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-30821	52-1526369
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

275 West Street, Annapolis, Maryland	21401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 410/263-7616

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 7, 2013, TeleCommunication Systems, Inc. (the “Company”) retired $50.0 million in aggregate principal of the Company’s outstanding 4.5% Convertible Senior Notes due 2014 issued in 2009 (the “Original Notes”) in exchange for its issuance of $50.0 million in aggregate principal of new 7.75% Convertible Senior Notes due 2018 (the “New Notes”) pursuant to separate, privately-negotiated exchange agreements with certain holders of the Original Notes. Original Notes in the aggregate principal amount of $43.5 million remain outstanding.

The New Notes were issued pursuant to an indenture, dated as of May 7, 2013 (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”).

The Company issued the New Notes in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended. Shares of the Company’s common stock, into which the New Notes are convertible, have been reserved for issuance by the Company and will be listed on the Nasdaq Global Select Market.

Descriptions of the New Notes and the Indenture are set forth in the Company’s Current Report on Form 8-K filed May 2, 2013 (the “Prior Report”) and are incorporated herein by reference. Such descriptions do not purport to be complete and are qualified in their entirety by reference to the Indenture (which includes the form of the New Notes), a copy of which is attached to this report as Exhibit 4.1 and is incorporated herein in its entirety by reference, and the form of exchange agreement, a copy of which was previously filed by the Company as Exhibit 10.1 to the Prior Report and is incorporated herein in its entirety by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided in Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

4.1	Indenture between TeleCommunication Systems, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee, dated May 7, 2013.

4.2	Form of 7.75% Convertible Senior Notes due 2018 (included in Exhibit 4.1).

10.1	Form of Exchange Agreement (incorporated by reference to the Company’s Current Report on Form 8-K filed May 2, 2013).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TeleCommunication Systems, Inc.

May 8, 2013	By:	/s/ Thomas M. Brandt, Jr.

Name: Thomas M. Brandt, Jr.
Title: Sr. Vice President & CFO

Exhibit Index

Exhibit No.	Description

4.1	Indenture between TeleCommunication Systems, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee, dated May 7, 2013.

4.2	Form of 7.75% Convertible Senior Notes due 2018 (included in Exhibit 4.1).

10.1	Form of Exchange Agreement (incorporated by reference to the Company’s Current Report on Form 8-K filed May 2, 2013).